                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 10, 2000
               Date of Earliest Event Reported: February 25, 2000

                               AT&T BROADBAND, LLC
                  (FORMERLY KNOWN AS TELE-COMMUNICATIONS, INC.)
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          0-20421                                        84-1260157
(Commission File Number)                    (I.R.S. Employer Identification No.)


                            9197 SOUTH PEORIA STREET
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5500

                            TELE-COMMUNICATIONS, INC.
         (Former name or former address, if changed, since last report)






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ITEM 5. OTHER EVENTS.

         On March 10, 2000, Tele-Communications, Inc., a Delaware corporation (the "Company"), converted into a Delaware limited liability company pursuant to
Section 266 of the Delaware General Corporation Law and Section 18-214 of the Delaware Limited Liability Company Act (the "Conversion"). In accordance with applicable law, the Conversion did not affect any obligations or liabilities of the Company incurred prior to the Conversion (including those with respect to the Securities (defined below)). Upon the Conversion the Company changed its name to "AT&T Broadband, LLC". AT&T Corp. is the sole member of the Company. A copy of the certificate of conversion to limited liability company of the Company to AT&T Broadband, LLC is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the certificate of formation of AT&T Broadband, LLC is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated by reference herein.

         Prior to the Conversion, the Company and The Bank of New York ("BONY"), as trustee, entered into the following supplemental indentures:

                  (1) the Second Supplemental Indenture, dated as of February 25, 2000 ("Supplemental Indenture A"), to the Indenture, dated as of April 1, 1991, as supplemented by the First Supplemental Indenture, dated as of March 9, 1999 (collectively, "Indenture A"), between the Company (as successor issuer) and BONY, as successor trustee;

                  (2) the First Supplemental Indenture, dated as of February 25, 2000 ("Supplemental Indenture B"), to the Indenture, dated as of August 9, 1991 ("Indenture B"), between the Company (as successor issuer) and BONY;

                  (3) the Third Supplemental Indenture, dated as of February 25, 2000 ("Supplemental Indenture C"), to the Indenture, dated as of August 4, 1993, as supplemented by the First Supplemental Indenture, dated as of September 13, 1994, and the Second Supplemental Indenture, dated as of March 9, 1999 (collectively, "Indenture C"), between the Company (as successor issuer) and BONY;

                  (4) the Second Supplemental Indenture, dated as of February 25, 2000 ("Supplemental Indenture D"), to the Indenture, dated as of December 20, 1995, as supplemented by the First Supplemental Indenture, dated as of March 9, 1999 (collectively, "Indenture D"), between the Company (as successor issuer) and BONY;

                  (5) the Sixth Supplemental Indenture, dated as of February 25, 2000 ("Supplemental Indenture E"), to the Indenture, dated as of January 29, 1996, as supplemented by the First Supplemental Indenture, dated as of January 29, 1996, the Second Supplemental Indenture, dated as of May 22, 1996, the Third Supplemental Indenture, dated as of March 14, 1997, the Fourth Supplemental Indenture, dated as of March 24, 1997, and



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         the Fifth Supplemental Indenture, dated as of March 9, 1999
         (collectively, "Indenture E"), between the Company (as successor issuer) and BONY; and

                  (6) the Second Supplemental Indenture, dated as of February 25, 2000 ("Supplemental Indenture F"), to the Indenture, dated as of February 19, 1998, as supplemented by the First Supplemental Indenture, dated as of March 9, 1999 (collectively, "Indenture F").

         Also, prior to the Conversion, the Company and State Street Bank and Trust Company ("State Street"), as trustee, entered into a Third Supplemental Indenture, dated as of February 25, 2000 ("Supplemental Indenture G"), to the Indenture, dated as of July 26, 1993, as supplemented by the First Supplemental Indenture, dated as of September 13, 1994, and the Second Supplemental Indenture, dated as of March 9, 1999 (collectively, "Indenture G", and together with Indenture A, Indenture B, Indenture C, Indenture D, Indenture E and Indenture F, the "Indentures"), between the Company (as successor issuer) and State Street, as successor trustee.

         The following outstanding securities (the "Securities") of the Company are governed by the Indentures indicated below:


--------------------------------------------------------------------------------
SECURITY                                         GOVERNING INDENTURE
--------------------------------------------------------------------------------
10.125% Senior Notes due 2001                    Indenture A
--------------------------------------------------------------------------------
9.650% Senior Notes due 2003                     Indenture A
--------------------------------------------------------------------------------
9.800% Senior Debentures due 2012                Indenture A
--------------------------------------------------------------------------------
10.125% Senior Debentures due 2022               Indenture A
--------------------------------------------------------------------------------
9.250% Senior Notes due 2002                     Indenture A
--------------------------------------------------------------------------------
9.875% Senior Debentures due 2022                Indenture A
--------------------------------------------------------------------------------
8.250% Senior Notes due 2003                     Indenture A
--------------------------------------------------------------------------------
9.250% Senior Debentures due 2023                Indenture A
--------------------------------------------------------------------------------
7.375% Senior Notes due 2000                     Indenture A
--------------------------------------------------------------------------------
8.750% Senior Debentures due 2023                Indenture A
--------------------------------------------------------------------------------
Medium Term Notes, Series A                      Indenture B
--------------------------------------------------------------------------------
Medium Term Notes, Series B                      Indenture C
--------------------------------------------------------------------------------
6.875% Senior Notes due 2006                     Indenture D
--------------------------------------------------------------------------------



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

--------------------------------------------------------------------------------
SECURITY                                                  GOVERNING INDENTURE
--------------------------------------------------------------------------------
7.875% Senior Debentures due 2026                         Indenture D
--------------------------------------------------------------------------------
Medium Term Notes, Series C                               Indenture D
--------------------------------------------------------------------------------
8.72% Subordinated Deferrable Interest Notes due 2045     Indenture E
--------------------------------------------------------------------------------
10.00% Subordinated Deferrable Interest Notes due 2045    Indenture E
--------------------------------------------------------------------------------
9.65% Subordinated Deferrable Interest Notes due 2027     Indenture E
--------------------------------------------------------------------------------
9.72% Subordinated Deferrable Interest Notes due 2036     Indenture E
--------------------------------------------------------------------------------
7.125% Senior Notes due 2028                              Indenture F
--------------------------------------------------------------------------------
6.375% Senior Notes due 2003                              Indenture F
--------------------------------------------------------------------------------
7.250% Senior Notes due 2005                              Indenture G
--------------------------------------------------------------------------------
7.875% Senior Debentures due 2013                         Indenture G
--------------------------------------------------------------------------------
8.650% Senior Notes due 2004                              Indenture G
--------------------------------------------------------------------------------
8.000% Senior Notes due 2005                              Indenture G
--------------------------------------------------------------------------------
8.750% Senior Debentures due 2015                         Indenture G
--------------------------------------------------------------------------------


         Supplemental Indentures A through G are filed as Exhibits 4.1 through 4.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. Supplemental Indentures A through G amend certain provisions of the Indentures to, among other things, accommodate the Conversion. The foregoing description of Supplemental Indentures A through G and the Indentures is qualified in its entirety by the complete text of such documents, which are filed as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

  Exhibit No.       Description
  -----------       -----------

     2.1 Certificate of conversion to a limited liability company of the Company to AT&T Broadband, LLC

     2.2            Certificate of formation of AT&T Broadband, LLC

     4.1            Supplemental Indenture A



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     4.2            Supplemental Indenture B

     4.3            Supplemental Indenture C

     4.4            Supplemental Indenture D

     4.5            Supplemental Indenture E

     4.6            Supplemental Indenture F

     4.7            Supplemental Indenture G

     4.8 Indenture, dated as of April 1, 1991, between TCI Communications, Inc. ("TCIC") and The Connecticut National Bank, constituting part of Indenture A (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on August 15, 1991, Commission File No. 0-5550)

     4.9 First Supplemental Indenture, dated as of March 9, 1999, among the Company, TCIC and BONY to the Indenture, dated as of April 1, 1991, between TCIC and The Connecticut National Bank, constituting part of Indenture A (incorporated herein by reference to Exhibit 4.14 to the Company's Current Report on Form 8-K, dated March 11, 1999)

     4.10 Indenture, dated as of August 9, 1991, between TCIC and BONY, constituting part of Indenture B (incorporated herein by reference to the form of indenture filed as Exhibit 4.5 to TCIC's Amendment No. 2 to the Registration Statement on Form S-3, filed with the Commission on July 18, 1991, Registration No. 33-40459)

     4.11 Indenture, dated as of August 4, 1993, between TCIC and BONY, constituting part of Indenture C (incorporated herein by reference to Exhibit 4.12 to TCIC's Current Report on Form 8-K, filed with the Commission on August 5, 1993, Commission File No. 0-5550)

     4.12 First Supplemental Indenture, dated as of September 13, 1994, between TCIC and BONY, to the Indenture, dated as of August 4, 1993, between TCIC and BONY, constituting part of Indenture C (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on October 6, 1994, Commission File No. 0-5550)

     4.13 Second Supplemental Indenture, dated as of March 9, 1999, among the Company, TCIC and BONY to the Indenture, dated as of August 4, 1993, between TCIC and BONY, as supplemented by the First Supplemental Indenture, dated as of September 13, 1994, between TCIC and BONY, constituting part of Indenture C (incorporated herein by reference to Exhibit 4.15 to the Company's Current Report on Form 8-K, dated March 11, 1999)



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


     4.14 Indenture, dated as of December 20, 1995, between TCIC and BONY, constituting part of Indenture D (incorporated herein by reference to Exhibit 4.10 to TCIC's Current Report on Form 8-K, filed with the Commission on December 21, 1995, Commission File No. 0-5550)

     4.15 First Supplemental Indenture, dated as of March 9, 1999, among the Company, TCIC and BONY to the Indenture, dated as of December 20, 1995, between TCIC and BONY, constituting part of Indenture D (incorporated herein by reference to Exhibit 4.16 to the Company's Current Report on Form 8-K, dated March 11, 1999)

     4.16 Indenture, dated as of January 29, 1996, between TCIC and BONY, constituting part of Indenture E (incorporated herein by reference to the form of such document filed as Exhibit
                    4.13 to TCIC's Registration Statement on Form S-3, Registration Number 33-64525)

     4.17 First Supplemental Indenture, dated as of January 29, 1996, between TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, constituting part of Indenture E (incorporated herein by reference to the form of such document filed as Exhibit 4.14 to TCIC's Registration Statement on Form S-3, Registration Number 33-64525)

     4.18 Second Supplemental Indenture, dated as of May 22, 1996, between TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, as supplemented by the First Supplemental Indenture, dated as of January 29, 1996, between TCIC and BONY, constituting part of Indenture E (incorporated herein by reference to Exhibit 4 to TCIC's Current Report on Form 8-K, filed with the Commission on May 23, 1996, Commission File No. 0-5550)

     4.19 Third Supplemental Indenture, dated as of March 14, 1997, between TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, as supplemented by the First Supplemental Indenture, dated as of January 29, 1996, between TCIC and BONY, and the Second Supplemental Indenture, dated as of May 22, 1996, between TCIC and BONY, constituting part of Indenture E (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on March 12, 1997, Commission File No. 0-5550)

     4.20 Fourth Supplemental Indenture, dated as of March 24, 1997, between TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, as supplemented by the First Supplemental Indenture, dated as of January 29, 1996, between TCIC and BONY, the Second Supplemental Indenture, dated as of May 22, 1996, between TCIC and BONY, and the Third Supplemental Indenture, dated as of March 14, 1997, between TCIC and BONY, constituting part of Indenture E


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                    (incorporated herein by reference to Exhibit 4.11 to the
                    Company's Current Report on Form 8-K, dated March 11, 1999)

     4.21 Fifth Supplemental Indenture, dated as of March 9, 1999, among the Company, TCIC and BONY to the Indenture, dated as of January 29, 1996, between TCIC and BONY as supplemented by the First Supplemental Indenture, dated as of January 29, 1996, between TCIC and BONY, the Second Supplemental Indenture, dated as of May 22, 1996, between TCIC and BONY, the Third Supplemental Indenture, dated as of March 14, 1997, between TCIC and BONY, and the Fourth Supplemental Indenture, dated as of March 24, 1997, between TCIC and BONY constituting part of Indenture E (incorporated herein by reference to Exhibit 4.17 to the Company's Current Report on Form 8-K, dated March 11, 1999)

     4.22 Indenture, dated as of February 19, 1998, between TCIC and BONY, constituting part of Indenture F (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on February 24, 1998, Commission File No. 0-5550)

     4.23 First Supplemental Indenture, dated as of March 9, 1999, among the Company, TCIC and BONY to the Indenture, dated as of February 19, 1998, between TCIC and BONY, constituting part of Indenture F (incorporated herein by reference to Exhibit 4.18 to the Company's Current Report on Form 8-K, dated March 11, 1999)

     4.24 Indenture, dated as of July 26, 1993, between TCIC and Shawmut Bank Connecticut, National Association ("Shawmut"), constituting part of Indenture G (incorporated herein by reference to Exhibit 4.9 to TCIC's Current Report on Form 8-K, filed with the Commission on August 4, 1993, Commission File No. 0-5550)

     4.25 First Supplemental Indenture, dated as of September 13, 1994, between TCIC and Shawmut, to the Indenture, dated as of July 26, 1993, between TCIC and Shawmut, constituting part of Indenture G (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on September 21, 1994, Commission File No. 0-5550)

     4.26 Second Supplemental Indenture, dated as of March 9, 1999, among the Company, TCIC and State Street to the Indenture, dated as of July 26, 1993, between TCIC and Shawmut, as supplemented by the First Supplemental Indenture, dated as of September 13, 1994, between TCIC and Shawmut, constituting part of Indenture G (incorporated herein by reference to Exhibit 4.13 to the Company's Current Report on Form 8-K, dated March 11, 1999)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2000

                              AT&T BROADBAND, LLC
                              (formerly known as Tele-Communications, Inc.)


                              By:   /s/ Daniel E. Somers
                                    --------------------
                              Name: Daniel E. Somers
                              Title: President and Chief Executive Officer




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                               INDEX TO EXHIBITS


  Exhibit No.       Description
  -----------       -----------
     2.1            Certificate of conversion to a limited liability company of the Company to AT&T Broadband, LLC

     2.2            Certificate of formation of AT&T Broadband, LLC

     4.1            Supplemental Indenture A

     4.2            Supplemental Indenture B

     4.3            Supplemental Indenture C

     4.4            Supplemental Indenture D

     4.5            Supplemental Indenture E

     4.6            Supplemental Indenture F

     4.7            Supplemental Indenture G